File Nos. 811-09607
                                                                       333-88517

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [7]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                Amendment No. [9]

                        (Check appropriate box or boxes)

                              FAIRHOLME FUNDS, INC.

               (Exact name of Registrant as Specified in Charter)

                                 51 JFK PARKWAY
                              SHORT HILLS, NJ 07078
                     (Address of Principal Executive Office)

                                  973-379-6557
              (Registrant's Telephone Number, including Area Code)

                             MR. BRUCE R. BERKOWITZ
                        FAIRHOLME CAPITAL MANAGEMENT, LLC
                                 51 JFK PARKWAY
                              SHORT HILLS, NJ 07078
                     (Name and address of agent for Service)

                          Copies of Communications to:
                             Mr. Anthony C.J. Nuland
                               Seward & Kissel LLP
                               1200 G Street, N.W.
                             Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)

 [_] Immediately upon filing pursuant to Rule 485(b), or
 [_] 60 days after filing pursuant to Rule 485 (a)(1), or
 [_] 75 days after filing pursuant to Rule 485 (a)(2), or
 [X] on March 29, 2005 pursuant to Rule 485(b), or
 [_] on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

          The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940, as amended. Therefore, no registration fee is due with this filing.

                                   PROSPECTUS

                       A No-Load Capital Appreciation Fund

                                 March 29, 2005

                               THE FAIRHOLME FUND
                                  (the "Fund")

                                   a Series of
                              FAIRHOLME FUNDS, INC.
                                 (the "Company")
                                 51 JFK Parkway
                              Short Hills, NJ 07078
                                 1-866-202-2263
                             www.fairholmefunds.com

    As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

THE FUND

       The Fund's Investment Objective............................     3
       The Fund's Principal Investment Strategies.................     3
       The Principal Risks of Investing in the Fund...............     4
       The Fund's Past Performance................................     5
       The Fund's Fees And Expenses...............................     6
       An Example of Fund Expenses Over Time......................     7

THE FUND'S INVESTMENT ADVISER

       The Fund's Investment Adviser..............................     7
       The Fund's Portfolio Managers .............................     8
       Conflicts of Interest......................................     8


BUYING AND SELLING SHARES

     INVESTING IN THE FUND........................................     9
       Determining Share Prices...................................     9
       Distribution Fees   .......................................    10
       Minimum Investment Amounts.................................    10
       Opening and Adding To Your Account.........................    10
       Purchasing Shares By Mail..................................    11
       Purchasing Shares By Wire Transfer.........................    11
       Purchases through Financial Service Organizations..........    12
       Purchasing Shares By Automatic Investment Plan.............    12
       Purchasing Shares By Telephone.............................    12

       Miscellaneous Purchase Information.........................    13
       Privacy Policy.............................................    15

     HOW TO SELL (REDEEM) YOUR SHARES.............................    15
       By Mail....................................................    15
       Signature Guarantees.......................................    16
       By Telephone...............................................    16
       By Wire....................................................    16
       Redemption At The Option Of The Fund.......................    17

DIVIDENDS AND DISTRIBUTIONS.......................................    17

TAX CONSIDERATIONS................................................    18

GENERAL INFORMATION...............................................    18

FINANCIAL HIGHLIGHTS..............................................    20

FOR MORE INFORMATION..............................................   Back Cover

                                    THE FUND


THE FUND'S INVESTMENT OBJECTIVE.

The Fund's investment objective is long-term growth of capital.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES.

Fairholme Capital Management, L.L.C. (the "Adviser") attempts to achieve the Fund's investment objective by:

     o Normally investing at least 75% of the Fund's total assets in U.S. common stocks without regard to market capitalization; and

     o    Normally holding a focused portfolio of no more than 25 stocks.

The Adviser will attempt to achieve the Fund's objective primarily by investing in companies that exhibit growth potential over the long term and which can be purchased at significant discounts to perceived value as estimated by the Adviser. The Adviser defines long-term as a time horizon of at least three years. Candidates for investments will share some or all of the following criteria: highly qualified management; a strong competitive position; free cash flow; high returns on invested capital; prospects for growth; low price-to-tangible asset value; or low price-to-earnings ratios. By identifying these characteristics and by utilizing various fundamental analytical approaches, the Adviser seeks to have the Fund buy shares of attractive businesses priced to generate above average returns to shareholders.

The Fund also intends to invest in "special situations" to achieve its objective. A special situation arises when, in the opinion of the Adviser, securities of a company will, within a reasonably estimated time, appreciate in value due to developments particularly or uniquely applicable to that company without regard to general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations or mergers. To identify companies and securities meeting the Fund's criteria, the Adviser generally employs fundamental analysis to determine the value of a company and its securities and then compares those results to current market values. Securities trading at significant discounts to perceived values are candidates for investment. Investments in special situations may be limited in the aggregate to 25% of the Fund's net assets, valued at the time of purchase.

The Fund may also invest up to 25% of its total assets in foreign securities, either directly or in the form of American Depository Receipts or similar securities.

The Adviser may also pursue other investment strategies, which are described in the Fund's Statement of Additional Information ("SAI").

THE PRINCIPAL RISKS OF INVESTING IN THE FUND.

GENERAL RISKS. All investments are subject to inherent risks, and the Fund is no exception. Accordingly, you may lose money by investing in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates, and numerous other factors.

STOCK MARKET RISK. The stock market tends to trade in cyclical price patterns, and prices generally may fall over sustained periods of time. The Fund invests primarily in common stocks, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company.

FOCUSED PORTFOLIO RISK. The Fund is classified as non-diversified under the federal securities laws. This means that the Fund can invest a greater percentage of its assets in fewer securities than a diversified fund. The Fund may also have a greater percentage of its assets concentrated in particular industries than a diversified fund, exposing the Fund to the risk of unanticipated industry conditions as well as risks particular to a single security. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities become permanently impaired. Additionally, the net asset value of a non-diversified fund generally is more volatile and a shareholder may have a greater risk of loss if he or she redeems during a period of high volatility. Lack of broad diversification also may cause the Fund to be more susceptible to economic, political or regulatory events than a diversified fund.

SMALL TO MEDIUM-CAPITALIZATION STOCK RISK. The Fund may invest in companies with small to medium market capitalizations (generally less than $6 billion). Small capitalization companies may be engaged in business within a narrow geographic region, be less well known to the investment community, and have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. As a result, their stock prices often react more strongly to changes in the marketplace.

FOREIGN SECURITIES RISK. The Fund may invest in foreign securities, which involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies and there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar. The Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

SPECIAL SITUATION RISK. Investments in special situations may involve greater risks when compared to the Fund's primary strategy due to a variety of factors. Mergers, reorganizations, liquidations, or recapitalizations may not be completed on the terms originally contemplated, or may fall through completely. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fund may be unable to recoup some or all of its investment. To minimize the risks of this strategy (which may be greater than other strategies used by the Fund), such investments must have at least three years of continuous operations unless the aggregate value of such investments is not greater than 25% of the Fund's total net assets (valued at the time of investment).

Further discussion about other risks of investing in the Fund may be found in the Fund's SAI.

THE FUND'S PAST PERFORMANCE.

The bar chart and table set out below help show the returns and risks of investing in the Fund. The bar chart shows changes in the Fund's yearly performance over the lifetime of the Fund. The table compares the Fund's average annual returns to the performance of the S&P 500 Index during periods indicated. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

ANNUAL RETURNS FOR CALENDAR YEAR PERIODS ENDING DECEMBER 31st

                    Annual Performance of The Fairholme Fund
                      (Calendar Years Ended December 31st)

      45.64%            6.18%           -1.58%          23.96%        24.93%
      ----------------------------------------------------------------------
      2000              2001            2002            2003            2004

Best Quarter: 3rd Qtr 2000 +20.73%        Worst Quarter: 1st Qtr 2003 -6.03%

PERFORMANCE TABLE

      AVERAGE ANNUAL TOTAL RETURNS
      FOR PERIODS ENDING ON DECEMBER 31, 2004(1)

      Portfolio Returns                        1 Year     5 Year  Inception(2)
      -----------------                        ------     ------  ------------

      Return Before Taxes                       24.93%    18.85%   19.33%
      Return After Taxes on Distributions       24.37%    18.54%   19.01%
      Return After Taxes on Distributions
      and Sale  of Fund Shares                  16.74%    16.57%   17.00%
      S&P 500 Index (3)                         10.88%    -2.30%   -2.22%

(1) The theoretical "after-tax" returns shown above are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.

(2) The Fund commenced operations on December 29, 1999.

(3) The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions and does not reflect any charges for investment management fees or transaction expenses, nor does the Index reflect any effects of taxes, fees or other types of charges and expense.

THE FUND'S FEES AND EXPENSES.

The numbers below are based upon the Fund's expenses during its fiscal year ended November 30, 2004. The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES:

(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                 None
Maximum Deferred Sales Charge (Load)                             None
Maximum Sales Charge (Load) Imposed on                           None
Reinvested Dividends and Other Distributions
Redemption Fees (as a percentage of total amount redeemed)       2.00%(1)

                         ANNUAL FUND OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees (2)                                              1.00%
Distribution (12b-1) Fees(3)                                     0.00%
Other Expenses (4)                                               0.00%
Total Annual Fund Operating Expenses                             1.00%

(1) The redemption fee applies to the proceeds of Fund shares that are redeemed within 60 days of purchase, with limited exceptions. See the "Redemption Fee" section below for more information as to when the redemption fee will apply. The redemption fee is paid to the Fund. The Fund's Custodian may charge a fee of $20 on amounts redeemed and sent to you by wire transfer.

(2) Management fees include a fee of 0.50% for investment advisory services and 0.50% for administrative and other services. Both fees are paid to the Fund's Adviser pursuant to separate agreements for each service.

(3) Although the Fund's Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act"), the Plan has not been implemented, and the Fund has no present intention of implementing the Plan. If the Board decides otherwise, you will be informed at least thirty days prior to its implementation.

(4) Pursuant to an Operating Services agreement, the Fund's Adviser is responsible for paying all the Fund's expenses except commissions and other brokerage fees, taxes, interest, litigation expenses and other extraordinary expenses. The Fund paid commissions and other brokerage fees, but did not incur any extraordinary expenses during its fiscal year.

AN EXAMPLE OF EXPENSES OVER TIME.

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions whether or not you redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      One Year           Three Years         Five Years           Ten Years
      --------           -----------         ----------           ---------
        $102                $318                $552               $1,225

                          THE FUND'S INVESTMENT ADVISER

THE FUND'S INVESTMENT ADVISER.

Fairholme Capital Management, L.L.C. (the "Adviser"), 51 JFK Parkway, Short Hills, N.J. 07078 serves as investment adviser to the Fund. The Adviser is a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment adviser. As of January 11, 2005, the Adviser managed assets in excess of $1.3 billion.

The Adviser's principal business and occupation is to provide financial management and advisory services to individuals, corporations, and other institutions throughout the world. The Adviser has been investment adviser to the Fund since its inception. The Adviser manages the investment portfolio and business affairs of the Fund under an Investment Advisory Agreement with the Fund, and manages, or arranges to manage, the daily operations of the Fund under an Operating Services Agreement.

For its advisory and administrative services to the Fund, the Company pays to the Adviser, on the last day of each month, annualized fees equal to 1.00%
(0.50% of which are investment advisory fees and 0.50% of which are administrative and service fees) of the average net assets of the Fund, such fees to be computed daily based upon the daily average net assets of the Fund.

The investment advisory agreement and operating services agreement (the "Agreements") between the company and the Adviser were last renewed at a Board Meeting held on October 26, 2004. At that meeting, the Directors considered a number of factors they considered material to the renewal of the Agreements. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. A more complete discussion of the renewal of the advisory contract may be found in the Fund's annual report for the fiscal year ended November 30, 2004.

THE FUND'S PORTFOLIO MANAGERS.

Mr. Bruce R. Berkowitz is the Managing Member of the Adviser and acts as the Primary Portfolio Manager of the Fund. Mr. Berkowitz is also President and a Director of the Company. Mr. Berkowitz has been Managing Member and Chief Investment Officer of the Adviser since the Adviser's inception in 1997. Mr. Berkowitz has approximately 22 years of investment management experience.

Mr. Larry S. Pitkowsky is an Analyst and Portfolio Manager of the Adviser and acts as Co-Portfolio Manager of the Fund. Mr. Pitkowsky joined the Adviser in July 1999. Mr. Pitkowsky has approximately 17 years of investment management experience.

Also providing investment support to the Co-Managers of the Fund is Keith D. Trauner, Chief Financial Officer and Analyst of the Adviser, who joined the Adviser in February 1999. Mr. Trauner is Secretary, Treasurer and a Director of the Company and has approximately 24 years of investment management experience.

The Company does not directly compensate any of the Fund's Portfolio Managers. The Fund's SAI provides additional information about compensation of the Portfolio Managers, as well as other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of the Fund's securities.

                              CONFLICTS OF INTEREST

In addition to acting as the Adviser to the Fund, the Adviser acts as the general partner, managing member or investment manager to other pooled investment vehicles as well as investment adviser for individual, corporate and ERISA accounts for U.S. and non-U.S. clients. Although it is the policy of the Adviser to treat all clients fairly and equitably, and the Adviser has adopted policies and procedures designed to ensure that no particular client will be disadvantaged by the activities of other clients, there may be inherent conflicts of interest that may, from time to time affect the Fund. The Fund's Board of Directors reviews potential conflicts to ensure that the Fund is not disadvantaged. In addition, the Codes of Ethics of the Adviser and the Fund contain additional provisions designed to ensure that conflicts of interest are minimized among the Fund and other clients of the Adviser.

As a consequence of their investment powers and founding documents, the individual accounts, funds, partnerships, and limited liability companies managed or advised by the Adviser may pursue strategies not available to the Fund and as a consequence may invest in securities in which the Fund does not participate. In some circumstances, the Fund may pursue strategies or purchase investments that are not purchased for other accounts of the Adviser. As a result of pursuing different strategies and objectives, the performance of these accounts may be materially better or worse than that of the Fund.

                      BUYING AND SELLING SHARES OF THE FUND

INVESTING IN THE FUND.

DETERMINING SHARE PRICES.

Shares of the Fund are offered at each share's net asset value ("NAV"). NAV per share is calculated by (1) adding the value of Fund investments, cash and other assets, (2) subtracting Fund liabilities, and then (3) dividing the result by the number of shares outstanding. The Fund's per share NAV is computed on all days on which the New York Stock Exchange ("NYSE") is open for business at the close of regular trading hours on the NYSE, currently 4:00 p.m. Eastern Time. In the event that the NYSE closes early, the share price will be determined as of the time of closing.


The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available or are deemed unreliable and any other assets are valued at fair market value as determined in good faith by the Adviser pursuant to the Fund's fair value pricing procedures, subject to the review and supervision of the Board of Directors. The Adviser may use fair value pricing under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded or suspension of trading in the security. In addition, the Fund may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be open on days or times when U.S. markets are closed and many foreign markets close before the Fund values its securities at 4:00 p.m. Eastern Time.


When the Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company specific developments or broad market moves, may affect the value of foreign securities held by the Fund. Consequently, the Fund's NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed income securities, or other assets held by the Fund.


Fair value pricing involves subjective judgements and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

DISTRIBUTION FEES.

The Fund has adopted, but not yet implemented, a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") for its shares. Pursuant to the 12b-1 Plan, the Fund would pay the Adviser a monthly fee for shareholder servicing expenses of 0.25% per annum of the Fund's average daily net assets. The Adviser may, in turn, pay such fees to third parties for eligible services provided by those parties to the Fund.


The Fund has not implemented the 12b-1 Plan and does not foresee doing so in the coming year. The Board adopted the 12b-1 Plan so that, if and when necessary, the Fund would have available to it sufficient resources to pay third parties who provide eligible services to the Fund.

If the 12b-1 Plan is implemented in the future, you should be aware that if you hold your shares for a substantial period of time afterwards, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of distribution (12b-1) fees.

MINIMUM INVESTMENT AMOUNTS.

Payments  for Fund  shares  must be in U.S.  dollars and must be drawn on a U.S.
bank. In its sole discretion, management of the Fund may reject any purchase order for Fund shares or waive the minimum investment amounts.

Your purchase of Fund shares is subject to the following minimum investment amounts:

                    MINIMUM                   MINIMUM
TYPE OF            INVESTMENT                SUBSEQUENT
ACCOUNT          TO OPEN ACCOUNT            INVESTMENTS
-------          ---------------            -----------

REGULAR             $2,500                     $1,000
IRAs                $1,000                       $100

AUTOMATIC INVESTMENT PLAN MEMBERS

                   MINIMUM                    MINIMUM
TYPE OF           INVESTMENT                 SUBSEQUENT
ACCOUNT          TO OPEN ACCOUNT            INVESTMENTS
-------          ---------------            -----------

REGULAR             $2,500                  $100 per month minimum
IRAs                $1,000                  $100 per month minimum

OPENING AND ADDING TO YOUR ACCOUNT.

You can invest in the Fund by mail, wire transfer and through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone. You may also invest in the Fund through an automatic payment plan. Any questions you may have can be answered by calling Citco Mutual Fund Services, Inc. (the "Transfer Agent") at 1-866-202-2263.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.


What this means for you is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

PURCHASING SHARES BY MAIL.

To make your initial investment in the Fund, simply complete the Application Form included with this Prospectus, make a check payable to the Fairholme Fund, and mail the Application Form and check to:

Fairholme Funds, Inc.
c/o Citco Mutual Fund Services, Inc.
P.O. Box C1100 Southeastern, PA 19398-1100

To make subsequent purchases, simply make a check payable to the Fairholme Fund and mail the check to the above-mentioned address. Be sure to note your Fund account number on the check.

Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern Time), your shares will be purchased at the Fund's NAV calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

PURCHASING SHARES BY WIRE TRANSFER.

To make an initial purchase of shares by wire transfer, you need to take the following steps:

     1) Call 1-866-202-2263 to inform the Transfer Agent that a wire is being sent.
     2)   Obtain an account number from the Transfer Agent.
     3) Fill out, fax to 1-610-296-8516, and then mail the Account Application to the Transfer Agent
     4)   Ask your bank to wire funds to the account of:

Wachovia Bank National Association
ABA # 031201467
For Credit Fairholme Funds, Inc., Acct # 2000014940293
Further Credit to (Your Name & Account #)

Include your name(s), address, and taxpayer identification number or Social Security number on the wire transfer instructions. The wire should state that you are opening a new Fund account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Application Form with the Transfer Agent before any of the shares purchased can be redeemed. Either complete and mail the Application Form included with this prospectus or call the Transfer Agent and they will send you an Application Form. You should contact your bank (which must be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS.

You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, such organizations may charge a separate transaction fee or a fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

PURCHASING SHARES BY AUTOMATIC INVESTMENT PLAN.

You may purchase shares of the Fund through an Automatic Investment Plan (the "Plan"). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the Plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution that is an Automatic Clearing House member for automatic withdrawals under the Plan. The Fund may alter, modify, amend, or terminate the Plan at any time, and will notify you at least 30 days in advance if it does so. For more information, call the Transfer Agent at 1-866-202-2263.

PURCHASING SHARES BY TELEPHONE.

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share NAV next determined after the Transfer Agent receives your order for shares. Call the Transfer Agent for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

The Fund's Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as those outlined above. If the Fund fails to follow such procedures, it may be liable for losses that result from such failure.

MISCELLANEOUS PURCHASE INFORMATION.

The Fund reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Acceptable forms of payment include: wire transfer, check, or money order drawn on a U.S. bank, savings and loan association or credit union. The Fund's custodian may charge a fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds. If you place an order for Fund shares through a securities broker, and you place your order in proper form ("proper form" is defined as including all required account information and payment, or instructions for payment by wire or from a broker) before 4:00 p.m. Eastern Time on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated at 4:00 p.m. on that day, provided the securities broker transmits your order to the Transfer Agent in a timely manner in accordance with the rules established by the Fund and current regulatory requirements. The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days of placing the order.

Consistent with current regulatory requirements, it is permissible for financial intermediaries and retirement plan record keepers to aggregate mutual fund orders received prior to 4:00 p.m. and transmit them to mutual fund transfer agents after 4:00 p.m. The Securities & Exchange Commission ("SEC") has proposed a requirement that all share orders be received by mutual fund transfer agents or a registered clearing agency, such as the National Securities Clearing Corporation, by 4:00 p.m. Should the SEC adopt this proposal, the Fund and its Transfer Agent will comply with such requirement.

               POLICIES REGARDING FREQUENT TRADING OF FUND SHARES

The Fund was created as a vehicle for long-term investors and not for those who wish to frequently trade shares. Management and the Board of Directors of the Fund do not believe that investors or speculators seeking to profit from day-to-day fluctuations in stock prices and mutual fund portfolios as a whole should be shareholders of the Fund. In the opinion of the Fund's management and Board of Directors, excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including disruptions in carrying out the Fund's investment strategies, increases in administrative and transactions costs, and potential dilution from traders successful at seeking short-term profits.


Because a portion of the Fund's portfolio may be allocated to investments in foreign securities, the Fund may be susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close before the time the Fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price. It is intended that the use of the Fund's fair value pricing procedures will result in adjustments to closing market prices of foreign securities that reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the market-timing policies discussed below, will significantly reduce a shareholder's ability to engage in strategies detrimental to other Fund shareholders.


In order to discourage behavior that can potentially hurt the Fund and its long-term shareholders, the Fund and its Board of Directors have adopted policies and procedures with respect to market timing and frequent purchase and redemption of Fund shares, including the imposition of a redemption fee of 2% on the value of shares redeemed within 60 days of purchase (see the section titled "Redemption Fee" below). Under its market timing policies and procedures, the Fund will rely on its chief compliance officer to work in conjunction with the Transfer Agent (or another Fund agent) to monitor for trading patterns that may constitute abusive market timing activities. The chief compliance officer will make the final determination regarding whether a particular trading pattern constitutes abusive market timing. If the chief compliance officer determines that impermissible market-timing has occurred, the purchase or exchange activity for the relevant account(s) may be restricted or prohibited. However, sales of Fund shares back to the Fund or redemptions will continue as permitted by the terms disclosed in the prospectus.


The ability of the Fund and its agents to detect and curtail excessive trading practices may be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as brokers and retirement plans. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to the Fund. The Fund will seek to enter into agreements with financial intermediaries so that comparable surveillance and reporting procedures can be applied to omnibus accounts as will be applied to non-omnibus accounts. However, there is no guarantee that the reporting and surveillance procedures will be the same across all financial intermediaries or that they will be successful in detecting abusive market timing practices.

                                 PRIVACY POLICY

Protecting your personal information is a priority for the Fairholme Fund and our privacy policy has been designed to support this objective. The Fund may collect non-public personal information about you in the following ways: from information provided by you on applications or other forms submitted to the Fund or to the Transfer Agent; and from information arising from your investment in the Fund.

The Fund utilizes electronic, procedural, and physical controls in keeping with industry standards and procedures. For example, the Fund authorizes access to your personal and account information on a needs information only basis to personnel utilizing this information to provide products or services to you.

The Fund does not disclose any non-public personal information about you, except as required by the Adviser to fulfill its obligations to the Fund or as required by law. For example, the Fund has entered into arrangements with the Adviser to provide investment advisory, administrative, and other services and the Fund may disclose information about you, or information that you have provided to the Fund, to the Adviser in connection with the Adviser's responsibilities to the Fund.

                        HOW TO SELL (REDEEM) YOUR SHARES

You may sell your shares at any time. You may request the sale of your shares either by mail, by telephone, or by wire.

BY MAIL.

Sale requests should be mailed via U.S. mail or overnight courier service to:

      US Mail:                   Fairholme Funds, Inc.
                                 c/o Citco Mutual Fund Services, Inc.
                                 P.O. Box C1100
                                 Southeastern, PA 19398-1100

      Overnight:                 Fairholme Funds, Inc.
                                 c/o Citco Mutual Fund Services,
                                 83 General Warren Boulevard,
                                 Suite 200
                                 Malvern PA, 19355

The redemption price you receive will be the Fund's per share NAV next calculated after receipt of all required documents in Good Order, which means that your redemption request must include:

1) Your account number.

2) The number of shares to be redeemed or the dollar value of the amount to be redeemed.

3) The signatures of all account owners exactly as they are registered on the account.

4) Any required signature guarantees.

5) Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction. If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears or for 15 days, whichever comes first.

SIGNATURE GUARANTEES.

A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

     o    If you change the ownership on your account;
     o When you want the redemption proceeds sent to a different address than is registered on the account;
     o If the proceeds are to be made payable to someone other than the account's owner(s);
     o    Any redemption transmitted by federal wire transfer to your bank; and
     o If a change of address request has been received by the Fund or the Transfer Agent within 15 days previous to the request for redemption.

In addition, the Transfer Agent may require signature guarantees for all redemptions of $25,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received by the Transfer Agent.

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange, other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words, Signature Guarantee.

BY TELEPHONE.

If you elected to use telephone redemption on your Application Form when you initially purchased shares, you may redeem your shares in the Fund by calling the Transfer Agent at 1-866-202-2263. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. If a request has been made to change the address of the account and was received by the Fund or the Transfer Agent within 15 days of the redemption request, you may not redeem by telephone. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering your redemption request in person or by mail. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone exactly when desired.

BY WIRE.

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Fund's Custodian may charge a fee to your account for outgoing wires.

REDEMPTION AT THE OPTION OF THE FUND.

If the value of the shares in your account falls below $2,000, the Fund may notify you that, unless your account is increased to $2,000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $2,000 before any action is taken. The Fund reserves this right because of the expense to the Fund of maintaining relatively small accounts. This right of redemption shall not apply if the value of your account drops below $2,000 as the result of market action. The Fund also reserves the right to cause the redemption of any shareholder if it believes that the continued ownership of such shareholder may adversely affect the Fund or its other shareholders.

REDEMPTION FEE.

The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed within 60 days of their purchase. The redemption fee is paid to the Fund for the benefit of remaining shareholders, and is intended to discourage short-term trading of Fund shares and to offset the trading costs, market impact and other costs associated with short-term trading in Fund shares. The redemption fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 60 days. The redemption fee is not imposed on shares when the Fund cannot identify the beneficial owner in certain omnibus accounts if the Fund has received assurances that a system allowing for the redemption fee will be implemented within a reasonable time when and if required by any relevant regulation or when the shares are redeemed in certain hardship situations such as death or disability of the shareholder where such waiver of the redemption fee has been approved by a compliance officer of the Fund.

REDEMPTIONS IN KIND.

Pursuant to the Fund's election under Rule 18f-1, the Fund retains the right to redeem shares in kind under certain limited circumstances. By making an election under Rule 18f-1, the Fund has committed to pay redeeming shareholders in cash for all redemptions less than $250,000 or 1% of the net asset value of the Fund within any 90-day period. It is the general policy of the Fund to redeem all shares for cash and the Fund does not expect to exercise its remaining rights to redeem in kind except in extraordinary circumstances.

DIVIDENDS AND DISTRIBUTIONS.

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid and a capital loss when it sells a security for less than it paid. The Fund will make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), once a year as required.

Unless you elect in writing to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

TAX CONSIDERATIONS.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of capital gains are taxable based on the Fund's holding period, either short or long-term, regardless of the length of time shares in the Fund have been held. Distributions are generally taxable, whether received in cash or reinvested in shares of the Fund.


You will be advised annually of the source of distributions for federal income tax purposes.

Redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

                               GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all share transactions. The Fund reserves the right to make redemptions of fund shares in-kind to the extent permitted by federal law.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to one or more appropriate market or economic indices.

The Board of Directors of the Company has approved Codes of Ethics (the "Codes") for the Company and Adviser. The Codes governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Company's Code. The Fund and the Adviser have filed copies of their respective Codes with the SEC. Copies of the Codes may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies may be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

The Board of Directors of the Company has also approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund's Portfolio Proxy Voting Guidelines are included as an exhibit to the Fund's SAI, which is available, upon request and without charge, by calling the Fund toll-free at 1-866-202-2263.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-866-202-2263 and (ii) on the SEC's website at www.sec.gov.


The Fund has established a policy with respect to the disclosure of its portfolio holdings. A description of this policy is provided in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal year ended November 30, 2004 has been derived from financial statements audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available without charge by contacting the Fund or its transfer agent. Information for the 2003, 2002, 2001, and 2000 fiscal years was derived from financial statements audited by the Fund's former independent registered public accounting firm.

                                                For The          For The         For The            For The
                                                Fiscal Year      Fiscal Year     Fiscal Year        Fiscal Year     December
                                                Ended            Ended           Ended              Ended           29, 1999*
                                                11/30/2004       11/30/2003      11/30/2002         11/30/2001      to 11/30/2000
                                                ----------       ----------      ----------         ----------      -------------
NET ASSET VALUE,
BEGINNING OF PERIOD                              $18.08           $15.14          $14.99             $13.55          $10.00
                                              ---------        ---------       ---------          ---------       ---------
Investment Operations:
    Net Investment Income/(Loss)                   0.01            (0.02)           0.01               0.05            0.05
    Net Realized and Unrealized Gain/(Loss)
      on Investments                               4.28             3.09            0.26               1.67            3.50
                                              ---------        ---------       ---------          ---------       ---------
    Total from Investment Operations               4.29             3.07            0.27               1.72            3.55
                                              ---------        ---------       ---------          ---------       ---------

Distributions:
    From Net Investment Income                        -            (0.00)***       (0.03)             (0.04)           0.00
    In Excess of Net Investment Income                -            (0.03)              -                  -               -
    From Realized Capital Gains                   (0.01)           (0.10)          (0.09)             (0.24)           0.00
                                              ---------        ---------       ---------          ---------       ---------
    Total Distributions                           (0.01)           (0.13)          (0.12)             (0.28)           0.00
                                              ---------        ---------       ---------          ---------       ---------

NET ASSET VALUE, END OF PERIOD                   $22.36           $18.08          $15.14             $14.99          $13.55
                                              =========        =========       =========          =========       =========
TOTAL RETURN                                      23.71%           20.50%           1.77%             12.75%          35.50%

Ratios/Supplemental Data
    Net Assets, End of Period (in 000's)       $235,018          $88,968         $47,809            $28,753         $13,910
    Ratio of Expenses to Average Net Assets        1.00%            1.00%           1.00%              1.00%           1.00%**
    Ratio of Net Investment Income/(Loss)
      to Average Net Assets                        0.05%           (0.13)%          0.05%              0.24%           0.46%**
    Portfolio Turnover Rate                       23.33%           12.66%          47.68%             29.40%          45.88%**

*    Commencement of Operations
**   Annualized
***  Represents less than $0.01.

                                   BACK COVER

FOR MORE INFORMATION

Additional information about the Fund is available in annual and semi-annual reports to shareholders and the SAI. The SAI contains more details regarding the Fund's organization, investment strategies, service providers and policies. A current SAI, dated March 29, 2005, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The Company's latest annual report for the Fund's fiscal year ended November 30, 2004 contains audited financial information concerning the Fund and a discussion of the factors that affected the Fund's performance during the Fund's last fiscal year.

Copies of the Fund's SAI and shareholder reports are available without charge. For shareholder inquiries, other information and to request a copy of the Fund's SAI or annual or semi-annual report, please contact the Company at:

Fairholme Funds, Inc.
c/o Citco Mutual Fund Services, Inc.
P.O. Box C1100
Southeastern, PA 19398-1100
or
1-866-202-2263 or
www.fairholmefunds.com

A copy of your requested document(s) will be mailed to you within three business days of the receipt of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Investment Company Act No. 811-09607


22146.0001 #557455

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 29, 2005

                               THE FAIRHOLME FUND
                                  (the "Fund")

                                   a Series of
                              FAIRHOLME FUNDS, INC.
                                 (the "Company")
                                 51 JFK Parkway
                              Short Hills, NJ 07078
                            TELEPHONE: 1-866-202-2263
                         Website: www.fairholmefunds.com

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fairholme Fund (the "Prospectus"), dated March 29, 2005. Financial statements for the fiscal year ended November 30, 2004 are included in the annual report to shareholders and are incorporated into this SAI by reference. You may obtain a copy of the Prospectus and shareholder reports, free of charge, by writing to Fairholme Funds, Inc. c/o Citco Mutual Fund Services, Inc. (the "Transfer Agent"), P.O. Box C1100, Southeastern, PA 19398-1100, by calling the Transfer Agent at 1-866-202-2263, or by visiting the Fund's website at www.fairholmefunds.com.

TABLE OF CONTENTS

The Fund' Investment Policies, Objectives and Securities Options............2
Disclosure of Portfolio Holdings............................................6
Investment Restrictions.....................................................7
Investment Adviser..........................................................8
The Investment Advisory Agreement..........................................10
The Operating Services Agreement...........................................11
Approval of Advisory and Operating Services Agreement......................11
Directors and Officers.....................................................13
Control Persons and Shareholders Owning In Excess of 5% of Fund Shares.....15
Purchasing and Redeeming Shares............................................15
Tax Information............................................................16
Portfolio Transactions.....................................................19
Personal Trading By The Portfolio Managers and Other Insiders..............20
Custodian..................................................................20
Transfer Agent.............................................................20
Administration.............................................................21
Distributor................................................................21
Independent Registered Public Accounting Firm..............................21
General Information........................................................21
Distribution Plan..........................................................22
Proxy Voting Procedures....................................................23
Financial Statements.......................................................24
Exhibit A:  Proxy Voting Policy and Procedures.............................25

THE FUND'S INVESTMENT POLICIES, OBJECTIVES AND SECURITIES OPTIONS

The Fund's investment objectives and the manner in which the Fund pursues its investment objectives are generally discussed in the prospectus. This section provides information concerning the Fund's additional investment policies, objectives, and securities in which the Fund may invest but which are not part of the Fund's primary investment strategies as well as describing some of the additional risks of those specific securities and strategies.

The Fund is a non-diversified, open-end investment company, meaning that the Fund can concentrate its investments in a smaller number of companies than a more diversified fund. Normally, the Fund will invest at least 75% of total assets in common stock of U.S. companies and up to 25% of its assets in foreign companies, and will generally hold a focused portfolio consisting of not more than 25 stocks. The Fund may also invest in a variety of other securities. These other types of securities in which the Fund may invest are listed below, along with any restrictions on such investments, and, where necessary, a brief discussion of risks unique to the particular security.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital. The Fund will not invest more than 20% of its assets in REITS.

FOREIGN SECURITIES. The Fund may invest up to 25% of its total net assets in the common stock of foreign issuers including, but not limited to, foreign securities in the form of American Depository Receipts. Investments in foreign companies involve certain risks not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company, because foreign companies may not be subject to the regulatory requirements of U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability that could negatively affect the Fund.

PREFERRED STOCK. The Fund may invest in preferred stocks. Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred shares are generally payable at the discretion of the issuer's board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

CONVERTIBLE SECURITIES. Traditional convertible securities include corporate bonds, notes, and preferred stocks that may be converted into or exchanged for common stock and/or other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as the Adviser anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objectives and policies.

DEBT SECURITIES. The Fund may invest in corporate and U.S. Government debt securities. U.S. Government securities include direct obligations of the U.S.
Government and obligations issued by U.S. Government agencies and instrumentalities. Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities, are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government.

Corporate securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. The Fund also may invest in debt securities that are in default in accordance with the Special Situations paragraph below. In the case of securities backed by the full faith and credit of the United States Government, shareholders are primarily exposed to interest rate risk.

CREDIT RISK OF DEBT SECURITIES. A debt instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. In the case of corporate debt, the Fund will normally purchase investment grade securities, meaning securities rated BBB or better by Standard & Poors or any similar rating by any national credit rating service. However, this section will not apply to investments made pursuant to the Fund's policy on Special Situations under which the Fund may invest in corporate obligations without regard to credit rating, current yield, or public registration.

INTEREST RATE RISK OF DEBT SECURITIES. All debt securities face the risk that their principal value will decline because of a change in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and will rise in value when interest rates decline. Also, securities with longer maturities will experience a more pronounced change in value when interest rates change.

MUTUAL FUNDS. Subject to restrictions set forth in the Investment Company Act of 1940, the Fund may invest in securities issued by other registered investment companies. As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders.

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks, and other financial institutions; provided that the Fund's custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified price and time (as short as one day and as long as several weeks). The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. A repurchase agreement exposes the Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities. If that happens, the Fund can lose money because it may not be able to sell the securities at the agreed-upon time and price or because the securities may lose value before they can be sold. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.

CASH RESERVES. The Fund may hold a significant portion of its net assets in cash or cash equivalents, either to maintain liquidity or for temporary defensive purposes. The Fund will normally invest its remaining assets in cash and cash equivalents, such as U.S. Government debt instruments, other money market funds, and repurchase agreements.

RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines to be illiquid. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above. The Fund may also invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933. However, the Fund will generally not purchase private securities in privately held companies, absent a reasonable expectation that the securities purchased will be exchanged, converted, registered, or otherwise made saleable on a public market within two years. Restricted and illiquid securities are valued by the Adviser in accordance with procedures approved by the Company's Board of Directors ("Board" or "Directors") in a manner intended to reflect the fair market value of such securities.

SPECIAL SITUATIONS. The Fund intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Adviser, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors), or unless the aggregate value of such investments is not greater than 25% of the Fund's total net assets (valued at the time of investment).

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

MASTER-FEEDER OPTION. Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing substantially all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Directors, the Fund's shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

PORTFOLIO TURNOVER. The Fund will generally purchase and sell securities without regard to the length of time the security has been held. For the Fund's fiscal years ended November 30, 2004, 2003, and 2002, the Fund's annual portfolio turnover rates were 23.33%, 12.66% and 47.68%, respectively. While the Fund's strategies typically do not generate high turnover rates, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

TEMPORARY DEFENSIVE OR INTERIM POSITIONS. Under normal market conditions, the Fund's portfolio will be invested primarily in common stocks. However, the Fund is not required to be fully invested in common stocks and may maintain a portion of its total assets in cash and cash reserves. Under market conditions when investments meeting the Fund's criteria are scarce, cash and cash reserves may represent a significant percentage of the Fund's total net assets. The Fund usually invests its cash and cash reserves in U.S. Government debt instruments, other unaffiliated mutual funds (money market funds), and repurchase agreements. During times when the Fund holds a significant portion of its net assets in cash and cash reserves, it will not be investing according to its investment objective, and the Fund's performance may be negatively affected as a result.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund's portfolio holdings to third parties. Portfolio holdings are generally disclosed as required by law or regulation on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end. The Fund may also make disclosures pursuant to a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Fund) as long as the recipient has been notified or has executed an agreement to the effect that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Fund reserves the right to request certifications from senior officers of a recipient that the recipient is using the information only in a manner consistent with Fund's portfolio holdings disclosure policy and procedures and any applicable confidentiality agreement. Consistent with the aforementioned, each of the following third parties has been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, (ii) the Fund's custodian, and (iii) the Fund's transfer agent. In addition, the Fund's executive officers and chief compliance officer (or his/her designee) ("Authorized Persons") may also authorize disclosure of the Fund's portfolio holdings to other persons after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure and any conflicts of interest between the Fund and its shareholders and the interests of the Adviser and any of its affiliates, and will report such authorizations to the Board. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. The Directors will at least annually review information regarding the nature of any such disclosures and recipients. If the Directors determine that any such disclosure was inappropriate, the Directors will take such actions as they deem necessary and appropriate to protect the interests of shareholders.


The Fund believes that the foregoing policies and procedures substantially eliminate the likelihood of conflicts between the interests of shareholders and affiliates of the Fund. Both the Adviser and the Fund have Codes of Ethics that govern conflicts of interest and which are designed to minimize the possibility that employees of the Fund or the Adviser act in a manner inconsistent with their duties to the Fund and its shareholders. No employee of the Fund or the Adviser or its affiliates receives any compensation whatsoever in connection with proper disclosure of the Fund's portfolio holdings.

INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies and may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act"). As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security. The Fund will not:

1) Invest in more than 25 issuers with respect to 75% of its assets (valued at the time of investment).

2) Acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer.

3) Under normal circumstances invest less than 25% of its assets in a single market sector. The market sectors in which the Fund invests will change from time to time, but the Fund will not at any time invest more than 25% of its assets in a single industry within that market sector.

4) Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing.

5) Underwrite the distribution of securities of other issuers.

6) Invest in companies for the purpose of management or the exercise of control.

7) Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lend its portfolio securities).

8) Issue senior securities.

9) Invest in commodities, futures contracts, or options contracts.

10) Invest in oil, gas, or other mineral exploration or development programs; although it may invest in marketable securities of companies engaged in oil, gas, or mineral exploration.

11) Purchase or sell real estate, real estate loans, or real estate limited partnerships; although it may invest in marketable securities of companies that invest in real estate or interests in real estate.

The Fund has also adopted the following non-fundamental restrictions that may be changed by the Board without shareholder approval. The Fund may not:

1) Make margin purchases.

2) Invest more than 15% of its net assets (valued at time of investment) in securities that are not readily marketable.

3) Acquire securities of other investment companies except as permitted by the 1940 Act.

4) Pledge, mortgage, or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets (valued at the time of borrowing).

5) Invest more than 25% of the Fund's assets (valued at the time of investment) in securities of companies with less than 3 years of continuous operations, including predecessors.

INVESTMENT ADVISER

Information on the Fund's investment adviser, Fairholme Capital Management, L.L.C. (the "Adviser"), is set forth in the Prospectus. This section contains additional information concerning the Adviser.

The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to an investment advisory agreement with the Fund and an operating services agreement with the Fund. Bruce R. Berkowitz is Managing Member and Chief Investment Officer of the Adviser and serves as a Director and the Primary Portfolio Manager of the Fund. Keith D. Trauner is the Chief Financial Officer and Analyst of the Adviser and serves as a Director and as an analyst of the Fund. Larry S. Pitkowsky, a Portfolio Manager and Analyst of the Adviser, serves as Co-Manager of the Fund.

The Company does not directly compensate any of the Fund's Portfolio Managers. Mr. Berkowitz's compensation from the Adviser, of which he is the Managing Member, is in the form of a share of the Adviser's total profits. Mr. Pitkowsky and Mr. Trauner each receive a fixed salary from the Adviser and an annual bonus payable by the Adviser based on the overall profitability of the Adviser and such other factors as the Adviser shall take into account. None of the Portfolio Managers or Analysts are compensated based directly on the performance of the Fund or the value of the Fund's assets. The Fund, whose net assets aggregated $235,018,083 at November 30, 2004 is the sole registered investment company account managed by the Portfolio Managers.

The Portfolio Managers manage the investments of other pooled vehicles other than the Fund. The Portfolio Managers manage four privately offered pooled investment vehicles, with total aggregate assets of $344,468,202 as of November 30, 2004. For each of the privately offered pooled investment vehicles, the Adviser receives a management fee as well as incentive compensation derived from the profits of the pooled vehicles.

In addition, the Portfolio Managers also acted as managers to 460 separate accounts, including individuals, corporations, and other entities, aggregating $683,144,338 in value as of November 30, 2004 for which the adviser was compensated solely through a management fee representing a percentage of assets managed.

The Adviser seeks to treat all clients (including the Fund, pooled investment vehicles, and separate accounts) fairly and equitably and has devised policies and procedures designed to ensure that no client is disadvantaged over another where both clients have the ability to invest in similar securities. Special attention is paid to situations where the activities of the Fund may conflict with the activities of other advisory clients so that the Fund is not disadvantaged.

Although all clients of the Adviser have funds managed with the same overall investment philosophy, not all clients use the same specific investment strategies to achieve their goals. Furthermore, different clients of the Adviser have different restrictions on their permitted activities, whether by statute, contract, or instruction of the client. As a consequence of employing differing strategies and taking into account investment restrictions, the accounts of the Fund, the pooled vehicles, and separate accounts may own different securities and performance may materially differ.

Specifically, the pooled investment vehicles are typically permitted to invest without regard to liquidity, have "lock-up" or other provisions restricting liquidity on behalf of investors, and may pursue strategies not available to the Fund or other clients including, but not limited to, the use of derivatives, short-selling, the purchase of unregistered securities in private companies, or other investments prohibited to other advisory clients by law or charter or contract.

The Fund may use specific strategies not employed by separate account clients or pooled vehicles of the Adviser due to its ability to pursue investments in, among other types of investments, distressed debt, special situations, and illiquid securities.

Furthermore, separate accounts or pooled vehicles may be more concentrated in specific securities (and therefore generate higher or lower returns) than the account of the Fund, where concentrations are limited by statute.

As of December 31, 2004, Mr. Berkowitz and his immediate family members owned shares of the Fund worth in excess of $1 million; Mr. Pitkowsky and his immediate family members owned shares of the Fund worth between $100,001 and $500,000; and Mr. Trauner and his immediate family members owned shares of the Fund worth between $500,000 and $1,000,000.

THE INVESTMENT ADVISORY AGREEMENT

The Company has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser. Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund's investment policies and restrictions. The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Company in the investments of the Fund. At all times, the Adviser's actions on behalf of the Fund are subject to the overall supervision and review of the Company's Board. The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund. The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund's portfolio.

The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Advisory Agreement has an annual term. However, the Advisory Agreement may be continued thereafter from year to year so long as its continuance is approved at least annually at a meeting called for that purpose by the vote, cast in person, of a majority of the Directors of the Fund who are not interested persons of the Fund or the Adviser, and by a majority of the Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its investment advisory services to the Fund, the Company pays to the Adviser, on the last day of each month, an annualized fee equal to 0.50% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. For the Fund's fiscal years ended November 30, 2004, 2003 and 2002, the Fund paid $724,484, $317,466, and $185,636.50, respectively, in investment advisory fees to the Adviser.

THE OPERATING SERVICES AGREEMENT

The Company has also entered into an Operating Services Agreement with the Adviser (the "Services Agreement"). Under the terms of the Services Agreement, the Adviser provides, or arranges to provide, day-to-day operational services to the Fund including, but not limited to:

1) Accounting
2) Administrative
3) Legal
4) Dividend disbursing and transfer agent
5) Registrar
6) Custodial
7) Fund share distribution
8) Shareholder reporting
9) Sub-accounting
10) Record keeping services

The Services Agreement has an annual term. However, the Services Agreement may be continued thereafter from year to year so long as its continuance is approved at least annually at a meeting called for that purpose by the vote, cast in person, of a majority of the Directors of the Fund who are not interested persons of the Fund or the Adviser, and by a majority of the Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Services Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Services Agreement, the Adviser may, with the Company's permission, employ third parties to assist it in performing the various services required of the Fund. The Adviser is responsible for compensating such parties.

For its administrative and other services to the Fund, the Company pays to the Adviser, on the last day of each month, an annualized fee equal to 0.50% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. For the Fund's fiscal years ended November 30, 2004, 2003 and 2002, the Fund paid $724,484, $317,466, and $185,636, respectively, in administrative fees to the Adviser.

APPROVAL OF ADVISORY AND OPERATING SERVICES AGREEMENT

The investment advisory and operating services agreements (the "Agreements") between the Company and the Adviser were last renewed at a meeting of the Directors held on October 26, 2004. At that meeting, the Directors considered factors material to the renewal of the Agreements. They focused on the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services.

The Directors gained extensive knowledge about the Fund and the Adviser through periodic meetings and reports. The Board considered that the Fund achieved significantly greater absolute returns than the Fund's benchmark index over the last year. From inception through August 31, 2004 (the end of the Fund's fiscal third quarter), the Fund gained 109.9% compared to a loss of 16.8% return for the S&P 500 Index over the same period. Additionally, the Board reviewed the Fund's portfolio turnover and the quality of the research and portfolio management skills of the Adviser. The Board noted that Morningstar Investments ("Morningstar"), a mutual fund information clearinghouse, has consistently given the Fund a five-star rating, its highest, for performance.

The Directors reviewed the Fund's successful increase in asset size resulting from both appreciation and new shareholder accounts. They considered the overall reputation of the Adviser and the quality of administrative and other services provided by or overseen by the Adviser on behalf of the Fund. The Directors also evaluated compliance procedures and internal control systems the Adviser has and will implement. Based upon these factors, the Board concluded that the Adviser had achieved excellent performance and management results for the Fund over the past year and since the Fund's inception. Management of the Adviser assured the Directors that the Adviser would continue to have the expertise and resources necessary to provide the advisory and administrative services required by the Fund.

The Directors also examined the fees paid to the Adviser and the Fund's overall expense ratios and determined that the fees were reasonable in light of the services provided and the fees charged by other advisers to similar funds offering similar services. It was noted that the Adviser provides many administrative, advisory and other services and that the Adviser's performance substantially outperformed that of its peers. Furthermore, the Directors noted that the Fund's total annual expense ratio of 1% was more than 30% less than the average of its peer funds of approximately 1.44%, as calculated by Morningstar. According to Lipper, another mutual fund information clearinghouse, the Fund's expense ratios were in the lowest 20% of its peer group. In evaluating the Fund's advisory fees, the Director's also took into account the demands, complexity and quality of the investment management of the Fund.

The Directors also considered the Adviser's profitability with respect to the Fund as well as any potential economies of scale that might be achieved if Fund growth continued and whether existing fees might therefore require adjustment. The Board did not believe that current asset levels justified any modification of existing fee levels. In light of the Adviser's performance, the Adviser's provision of administration and other services, and the reasonableness of the Fund's overall expenses compared to its peers, the Directors concluded that retention of the Adviser was in the best interests of shareholders. As a result, the entire Board, with Independent Directors voting separately, approved the retention and renewal of the Investment Advisory and Operating Services Agreements with the Adviser.

DIRECTORS AND OFFICERS

Fairholme Funds Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is the sole series of the Company. The Board has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the Company's Bylaws and overall supervision and review by the Board. The Directors of the Company, including those Directors who are also officers, are listed below.


                                                                 Principal
                            Position(s)      Term of Office      Occupation(s)          Funds          Other
Name, Age                   Held with        & Length of         During                 Overseen       Directorships
& Address                   the Company      Time Served**       Past 5 Years           by Director    Held by Director
---------                   -----------      -------------       ------------           -----------    ----------------
Bruce R. Berkowitz*         Director,        Mr. Berkowitz       Managing Member,         1            Deputy Chairman
Age 46                      President        has served as a     Fairholme Capital                     and a Director of
51 JFK Parkway                               director of the     Management, L.L.C.,                   Olympus Re
Short Hills, NJ  07078                       Fund since the      October 1997.                         Holdings, Ltd., a
                                             Fund's                                                    Trustee of First
                                             inception on                                              Union Real
                                             December 29,                                              Estate, a
                                             1999.                                                     Director of TAL
                                                                                                       International
                                                                                                       Group, Inc. and a
                                                                                                       Director of White
                                                                                                       Mountains
                                                                                                       Insurance Group,
                                                                                                       Ltd.

Keith D. Trauner*           Director         Mr. Trauner was     Chief Financial          1            None
Age 47                      Treasurer/       appointed by        Officer, Fairholme
51 JFK Parkway              Secretary        the Board to        Capital Management
Short Hills, NJ  07078                       replace an          L.L.C., employed
                                             outgoing            since February
                                             director in         1999.  Previously,
                                             January 2002.       President, Circle
                                                                 Asset Management,
                                                                 Inc., a registered
                                                                 investment advisory
                                                                 subsidiary of
                                                                 Emigrant Bancorp.

Joel L. Uchenick            Independent      Mr. Uchenick        General Partner,         1            Director and
Age 56                      Director         has served as a     Sherbrooke Capital,                   Chairman of the
217 Rowley Bridge Road                       director of the     a private equity                      Board, Oregon
Topsfield, MA  01983                         Fund since the      firm, since November                  Chai Inc.; Board
                                             Fund's              1998. Previously.                     Member and Chief
                                             inception on        Senior Partner,                       Financial Officer
                                             December 29,        Sherbrooke                            of Cooke PH, Inc.
                                             1999.               Associates Inc.

Avivith Oppenheim, Esq.     Independent      Ms. Oppenheim       Attorney (private        1            None
Age 54                      Director         has served as a     practice) for more
211 Mountain Avenue                          director of the     than 5 years.
Springfield, NJ  07081                       Fund since the
                                             Fund's
                                             inception on
                                             December 29,
                                             1999.

Leigh Walters, Esq.         Independent      Mr. Walters has     Vice-President and       1            Director, Valcor
Age 58                      Director         served as a         Director, Valcor                      Engineering
1 Cleveland Place                            director of the     Engineering                           Corporation
Springfield, NJ  07081                       Fund since the      Corporation for more
                                             Fund's              than 5 years.
                                             inception on        Attorney for more
                                             December 29,        than 5 years.
                                             1999.

* Mr. Berkowitz and Mr. Trauner are each an interested person as defined in the 1940 Act by virtue of their employment with the Adviser.

**   Each Director serves for an indefinite term.

Audit Committee
---------------

The Board has formed an Audit Committee to oversee the financial reporting of the Fund, nominate independent auditors to conduct audits of the Fund's financial statements, and perform other related duties. The Audit Committee has adopted a charter to govern such activities. The members of the Audit Committee are: Joel Uchenick (Chairman), Avivith Oppenheim and Leigh Walters. The Audit Committee met twice during the fiscal year ended November 30, 2004.

Compensation
------------

Each Director who is not an "interested person" of the Fund (i.e., an "Independent Director") received $500 per meeting attended through June of 2004. Subsequently, it was recommended by management and approved unanimously by the entire Board that all Independent Directors receive an annual retainer of $5,000 with an additional $2,500 dollars to be paid annually to the Chairman of the Audit Committee. All Directors are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings. Pursuant to its obligations to the Company under the Services Agreement, the Adviser is responsible for paying compensation, if any, to each of the Company's Independent Directors. The table below sets forth the compensation paid to Directors for the Fund's fiscal year ended November 30, 2004:

                                       PENSION OF
                                       RETIREMENT
                                       BENEFITS      ESTIMATED
                                       ACCRUED AS    ANNUAL        TOTAL
                      AGGREGATE        PART OF       BENEFITS      COMPENSATION
                      COMPENSATION     TRUST'S       UPON          PAID TO
NAME OF TRUSTEES      FROM COMPANY     EXPENSES      RETIREMENT    TRUSTEE
----------------      ------------     --------      ----------    -------

Bruce R. Berkowitz    $-0-             $-0-          $-0-          $-0-
Keith D. Trauner      $-0-             $-0-          $-0-          $-0-
Joel Uchenick         $4,750           $-0-          $-0-          $4,750
Avivth Oppenheim      $3,500           $-0-          $-0-          $3,500
Leigh Walters         $3,500           $-0-          $-0-          $3,500

Director Ownership of Fund Shares
---------------------------------

As of December 31, 2004, the Directors owned the following aggregate amounts of Fund shares:

                                                     AGGREGATE DOLLAR RANGE
                          DOLLAR RANGE OF FUND       IN ALL FUNDS OVERSEEN
NAME OF TRUSTEES          SHARES HELD IN THE FUND    BY DIRECTOR IN COMPANY
----------------          -----------------------    ----------------------

Bruce R. Berkowitz             Over $100,000            Over $100,000
Keith D. Trauner               Over $100,000            Over $100,000
Joel Uchenick                  Over $100,000            Over $100,000
Avivth Oppenheim               Over $100,000            Over $100,000
Leigh Walters                  Over $100,000            Over $100,000

As of December 31, 2004, the Directors, as a group, owned 264,464 shares or 2.28% of the Fund's outstanding securities.

CONTROL PERSONS AND SHAREHOLDERS OWNING IN EXCESS OF 5% OF FUND SHARES

As of February 28, 2004, the following persons own 5% or more of the Fund's outstanding shares.

                                               NUMBER OF       % OWNERSHIP OF
NAME OF SHAREHOLDER                            SHARES OWNED   TOTAL FUND SHARES
-------------------                            ------------   -----------------

National Financial Services Corp.,
for the exclusive benefit of its customers.    6,169,788.64         43.94

Charles Schwab & Co. for the
exclusive benefit of its customers.            1,246,028.04          8.87

National Investor Services Corp.,
for the exclusive benefit of its customers.      920,934.02          6.56

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of the Fund's shares will be made at net asset value ("NAV"). The Fund's per share NAV is computed on all days on which the New York Stock Exchange ("NYSE") is open for business at the close of regular trading hours on the NYSE, currently 4:00 p.m. Eastern Time. In the event that the NYSE closes early, the share price will be determined as of the time of closing. For purposes of computing the NAV of a share of the Fund, securities traded on security exchanges or in the over-the-counter market in which transaction prices are reported are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations.


The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available or deemed unreliable as well as restricted securities (and any other assets) are valued at a fair market value as determined in good faith by the Adviser pursuant to the Fund's fair value pricing procedures, subject to the review and supervision of the Board.


The Adviser may use fair value pricing under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded or suspension of trading in the security. In addition, the Fund may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be open on days or times when U.S. markets are closed and many foreign markets close before the Fund values its securities at 4:00 p.m. Eastern Time.


When the Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company specific developments or broad market moves, occurring after the foreign market close may affect the value of foreign securities held by the Fund. Consequently, the Fund's NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed income securities, or other assets held by the Fund.


The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and then dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

TAX INFORMATION

The information set forth in the Prospectus and the following discussion relate solely to U.S. federal income tax law and assumes that the Fund qualifies to be taxed as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations and is based on current law. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders. Investors should consult their own tax advisors with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to their own particular situations.

Qualification as a Regulated Investment Company. The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a RIC, the Fund must, among other requirements, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If for any tax year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a RIC in any given tax year.

If the Fund qualifies as a RIC and distributes at least 90% of its investment company taxable income (taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses), the Fund will not be subject to federal income tax on the investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities. The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gain. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Excise Tax. The Fund will avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income for the twelve-month period ending on October 31 (or November 30 if elected by the Fund) of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. The Fund intends to make sufficient distributions to avoid liability for the excise tax. The Fund may be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxation of the Shareholder. Distributions of the Fund's investment company taxable income are taxable to you as ordinary income. A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

Distributions of the Fund's net capital gain generally are taxable to you as long-term capital gain, regardless of how long you have held shares.

Distributions that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund.

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends from domestic corporations. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

In general, you will recognize a gain or loss on a sale or exchange of shares of the Fund in an amount equal to the difference between the amount of your net sales proceeds and your tax basis in the shares. All or a portion of any such loss may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or exchange. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.

Foreign Taxes. Income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including withholding taxes.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by the Adviser. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of considerations. Among these are the Adviser's evaluation of the broker-dealer's efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer's spread, the size and difficulty of the order, the nature of the market for the security, and operational capabilities of the broker-dealer. The Adviser will not take into account the sale of Fund shares when selecting brokers to execute portfolio transactions.

The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or mark-up or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. For the fiscal years ended November 30, 2004, November 30, 2003, and November 30, 2002, the Fund paid brokerage commissions of $178,190, $44,831, and $55,349, and respectively.

The Adviser may combine transaction orders placed on behalf of the Fund with orders placed on behalf of any other advisory client, including any partnership or private account where principals and employees of the Adviser have an interest, for the purposes of obtaining a more favorable transaction price or achieving fair and equitable allocations. If an aggregated trade is not completely filled, then the Adviser allocates the trade among the Fund and other advisory clients, as applicable, on a pro rata basis or such other allocation method that, in the opinion of the Adviser, will result in fairness to all participants. Exemptions to trade allocation policies are permitted on a case-by-case basis when judged by the Adviser to be fair and reasonable to the Fund and any other accounts involved. For example, allocation of investments among other advisory clients and the Fund may not be similar due to, among other reasons, differences in investment objectives, investment strategies and policies, investment restrictions, cash positions, timing and/or asset size. Since the Fund's objectives will differ at times from those of other advisory clients, it is possible the Fund may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients, and advisory clients may purchase or own securities not purchased or owned by the Fund.

PERSONAL TRADING BY THE PORTFOLIO MANAGERS AND OTHER INSIDERS

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund and the Adviser have adopted Codes of Ethics restricting personal securities trading by certain persons who are affiliated with the Fund and/or the Adviser. These Codes are on public file and are available from the Securities and Exchange Commission. While the Codes permit personal transactions by these persons in securities held or to be acquired by the Fund, under certain circumstances, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

CUSTODIAN

UMB Bank, N.A., 1010 Grand Boulevard, Kansas City, Missouri 64106, acts as custodian (the "Custodian") for the Fund. The Custodian holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. The Custodian does not exercise any supervisory function over management of the Fund, the purchase and sale of securities, or the payment of distributions to shareholders. For the Fund's fiscal year ending November 30, 2004, the Adviser paid all fees charged by the Custodian.

TRANSFER AGENT

Citco Mutual Fund Services, 83 General Warren Boulevard, Suite 200, Malvern PA, 19355, telephone no. 1-866-202-2263, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund (the "Transfer Agent") pursuant to a written agreement with the Company and the Adviser. Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, the Adviser pays the Transfer Agent an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month. For the Fund's fiscal year ended November 30, 2004, the Adviser paid all fees charged by the Transfer Agent.

ADMINISTRATION

The Transfer Agent also performs certain administrative tasks for the Fund pursuant to a written agreement with the Company and Adviser. The Transfer Agent also supervises all aspects of the operations of the Fund except those reserved by the Adviser under its Service Agreement with the Company. The Transfer Agent is responsible for:

1) calculating the Fund's NAV;
2) preparing and maintaining the books and accounts as required by rules under the 1940 Act;
3) preparing financial statements contained in reports to stockholders of the Fund;
4) preparing the Fund's federal and state tax returns;
5) preparing reports and filings with the Securities and Exchange Commission;
6) preparing filings with state Blue Sky authorities; and
7) maintaining the Fund's financial accounts and records.

For the services to be rendered as administrator, the Adviser pays the Transfer Agent an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month. For the Fund's fiscal year ended November 30, 2004, the Adviser paid all administrative fees charged by the Transfer Agent.

DISTRIBUTOR

The Fund currently distributes its own shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 1700 Market Street, Philadelphia, PA 19103 serves as the Company's independent registered public accounting firm.

GENERAL INFORMATION

Fairholme Funds, Inc., an open-end management investment company, was incorporated in Maryland on September 30, 1999. The Fund is a non-diversified series of the Company. A Board of Directors manages the affairs of the Company. The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board's general supervision.

The Company's Articles of Incorporation permit the Board to issue 100,000,000 shares of common stock. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the Fund is the only series of shares being offered by the Company.

Shareholders are entitled to: one vote per full share; to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and upon liquidation, to participate ratably in the assets available for distribution.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

According to the law of Maryland under which the Company is incorporated and the Company's Bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the 1940 Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares.

DISTRIBUTION PLAN

As noted in the Fund's Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the Plan) whereby the Fund may pay a fee of 0.25% per annum of the Fund's average daily net assets to the Adviser for providing personal service and/or maintaining accounts relating to the distribution of the Fund's shares. If implemented, the fees will be paid on a monthly basis, based on the Fund's average daily net assets. To date, the Fund has not collected any fees related to Rule 12b-1 of the 1940 Act.

If paid, the Rule 12b-1 fees would be used to pay for expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the distributor. Any expense of distribution in excess of 0.25% per annum would be borne by the Adviser without any additional payments by the Fund. You should be aware that it is possible that Plan accruals could exceed the actual expenditures by the Adviser for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.

The Plan also provides that, to the extent that the Fund, the Adviser, or other parties on behalf of the Fund or the Adviser make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plan. In no event shall the payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc.

The Board has determined that a consistent cash flow resulting from the sale of new shares is desirable and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for the direct distribution activities of the Adviser in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund. The Board, including the Independent Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Directors, including all of the Independent Directors, approved the Plan on behalf of the Fund . The Plan must be renewed annually by the Board, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan. The votes must be cast in person, as defined, at a meeting called for that purpose. It is also required that, during the period in which the Plan is in effect, the selection and nomination of an Independent Director is restricted to the other Independent Directors. The Plan and any related agreements may be terminated at any time, without any penalty:

1) By vote of a majority of the Independent Directors on not more than 60 days written notice;
2) By vote of a majority of the Fund's outstanding shares, on 60 days written notice; or
3) Automatically by any act that terminates the Advisory Agreement with the Adviser.

The Adviser or any dealer or other firm may also terminate their respective agreements relating to the Plan at any time upon written notice.

The Plan and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Adviser is required to report in writing to the Board, at least quarterly, on the amounts and purposes of any payment made under the Plan, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.

Although, the Board has adopted the Plan, there are no current intentions to implement the plan. Implementation of the plan will occur only when, in the opinion of the Board, circumstances warrant.

PROXY VOTING PROCEDURES

The Board of Directors of the Company has approved proxy voting procedures for the Company. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Fund. Records of the Fund's proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Copies of the proxy voting procedures have been filed with the SEC, which may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The procedures are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of the procedures can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, DC 20549-0102. A copy will also be sent to you, free of charge, at your request in writing to the Company at Citco Mutual Fund Services, 83 General Warren Boulevard, Suite 200, Malvern PA, 19355, or by calling toll free at 1-866-202-2263. A copy of the Company's Proxy Voting Procedures is also attached to this SAI as Exhibit A.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for its fiscal year ended November 30, 2004 and the report of Deloitte & Touche LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the SEC on February 3, 2005. It is available without charge upon request by calling the Transfer Agent at 1-866-202-2263, or by visiting the Fund's website at www.fairholmefunds.com.

EXHIBIT A

                              PROXY VOTING POLICY

                                       of

                             FAIRHOLME FUNDS, INC.
                             ---------------------

PREFACE

     Fairholme Funds, Inc. (the "Company") is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company is a series company, meaning that it can offer an indefinite number of series of Company shares (each such series a "Fund" and together the "Funds"). The Company currently offers shares of a single Fund, but may offer shares of additional Funds in the future. Although this policy will address itself to a single Fund, this policy applies equally with respect to the Company's currently existing Fund and any future Funds that may be offered by the Company.

The Company's affairs are generally managed by its Board of Directors (the "Board" or the "Directors"). Among its obligations to the Fund's shareholders, the Board is responsible for voting all proxies related to securities held in each Fund's investment portfolio. The Board, consistent with its fiduciary duties and pursuant to applicable rules and regulations promulgated under the 1940 Act, has designed this proxy voting policy (the "Policy") to reflect its commitment to vote all proxies in a manner consistent with the best interests of the Fund's shareholders. The Board or its designated agent(s), consistent with their duty of care, will monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues. Consistent with its duty of loyalty, The Board or its designated agent(s) will, in all cases, vote such proxies in a manner designed to promote shareholders' best interests.

KEY PROXY VOTING ISSUES

1.   General Policies

     All proxy solicitations shall be reviewed on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various economic impacts such item may have on the Fund's stated investment objectives. The Board or its designated agent(s) will give great weight to the views of the issuer's management, and in most cases will vote in favor of management's recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on the Fund's shareholder value or conflict with the Fund's policies regarding management and corporate governance. In such cases, the Board or its designated agent(s) will engage in an independent analysis of the impact that the proposed action will have on shareholder values and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit the Fund's shareholders.

2.   Boards of Directors

     Electing directors is one of the most important rights of stock ownership that company shareholders can exercise. The Company believes that directors should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, the Board or its designated agent(s) will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company's shareholders. The Board or its designated agent(s) will consider the following factors in deciding how to vote proxies relating to director elections:

     o In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether the Board or its designated agent(s) votes to re-elect the director(s) - The Board or its designated agent(s) will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company's performance.

     o Whether the slate of director nominees promotes a majority of independent directors on the full board - The Board believes that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

     o    A director nominee's  attendance at less than 75% of required meetings
          - frequent non-attendance at board meetings will be grounds for voting against re-election.

     o Existence of any prior SEC violations and/or other criminal offenses - The Board will not vote in favor of a director nominee who, to Board or its designated agent(s) actual knowledge, is the subject of SEC or other criminal enforcement actions.

     The Board believes that it is in the shareholders' best interests to have knowledgeable and experienced directors serving on a company's board. To this end, The Board believes that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors. When called upon to vote for director compensation proposals, the Board or its designated agent(s) will consider whether such proposals are reasonable in relation to the company's performance and resources, and are designed to attract qualified personnel yet do not overburden the company or result in a "windfall" to the directors. The Board or its designated agent(s) will carefully consider proposals that seek to impose reasonable limits on director compensation.

     In all other issues that may arise relating to directors, The Board or its designated agent(s) will vote against any proposal that clearly benefits directors at the expense of shareholders (excepting reasonable compensation to directors), and in favor of all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an item-by-item basis.

3.   Corporate Governance

     Corporate governance issues may include, but are not limited to, the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company. When called upon to vote on such items, the Board or its designated agent(s) shall consider, without limitation, the following factors:

     i. Corporate Defenses. Although the Board or its designated agent(s) will review each proposal on a case-by-case basis, the Board or its designated agent(s) will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. The Board or its designated agent(s) will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

     ii. Corporate Restructuring. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining how to vote on these types of proposals, the Board or its designated agent(s) will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company's long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

     iii. Capital Structure. Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. As such, the Board or its designated agent(s) will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. The Board or its designated agent(s) will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, it is believed that such action may lead to a concentration of voting power in the hands of few insiders.

     iv. Executive Compensation. The Board believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. The Board also believes however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, the Board or its designated agent(s) will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance. The Board or its designated agent(s) will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

     The Board or its designated agent(s) will vote against shareholder proposals that summarily restrict executive compensation without regard to the company's performance, and will generally vote in favor of shareholder proposals that seek additional disclosures on executive compensation.

     v. Independent Auditors. The engagement, retention and termination of a company's independent auditors must be approved by the company's audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors' fees. In reliance on the audit committee's recommendation, The Board or its designated agent(s) generally will vote to ratify the employment or retention of a company's independent auditors unless the Board or its designated agent(s) is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company's financial position.

4.   Shareholder Rights

     State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon to vote on such items, the Board or its designated agent(s) will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, the Board or its designated agent(s) will vote in favor of proposals that best represent the long-term financial interest of Fund shareholders.

5.   Social and Environmental Issues

     When called upon to vote on items relating to social and environmental issues, the Board or its designated agent(s) will consider the following factors:

o Whether the proposal creates a stated position that could negatively affect the company's reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;

o    The   percentage  of  assets  of  the  company  that  will  be  devoted  to implementing the proposal;

o Whether the issue is more properly dealt with through other means, such as through governmental action;

o Whether the company has already dealt with the issue in some other appropriate way; and

o    What other companies have done in response to the issue.

While the Board generally supports shareholder proposals that seek to create good corporate citizenship, the Board or its designated agent(s) will vote against proposals that would tie up a large percentage of the assets of the company. The Board believes that such proposals are inconsistent with its duty to seek long-term value for Fund shareholders. The Board or its designated agent(s) will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable. The Board or its designated agent(s) will generally vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

                            PROXY VOTING PROCEDURES

                                       of

                             FAIRHOLME FUNDS, INC.

1.   The Proxy Voting Officer

     The Board hereby designates the President and Treasurer of the Company as the persons responsible for voting all proxies relating to securities held in the Fund's accounts (the "Proxy Voting Officers"). Either person may act on behalf of the Board, and there shall be no requirement that both Proxy Voting Officers vote together. The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit. The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

     If, in the Proxy Voting Officer's reasonable belief, it is in the best interest of the Fund's shareholders to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall submit a request for a waiver to the Board stating the facts and reasons for the Proxy Voting Officer's belief. The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Board.

     In addition, if, in the Proxy Voting Officer's reasonable belief, it is in the best interest of the Fund shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer's belief and shall present such summary to the Board along with other reports required in Section 3 below.

2.   Conflict of Interest Transactions

     The Proxy Voting Officer shall submit to the Board all proxy solicitations that, in the Proxy Voting Officer's reasonable belief, present a conflict between the interests of the Fund's shareholders on one hand, and those of a Director, Officer, Adviser, Sub-Adviser (if any), Principal Underwriter or any of its affiliated persons/entities (each, an "Affiliated Entity"). Conflict of interest transactions include, but are not limited to, situations where:

     o an Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer's management or the soliciting shareholder(s), when such relationship is of such closeness and intimacy that it would reasonably be construed to be of such nature that it would negatively affect the judgment of the Affiliated Entity;

     o an Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

     o an Affiliated Entity has a personal or business relationship with a candidate for directorship; or

     o an Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Board shall include the name of the Affiliated Entity whose interests in the transaction are believed to be contrary to the interests of the Fund, a brief description of the conflict, and any other information in the Proxy Voting Officer's possession that would to enable the Board to make an informed decision on the matter. The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Board.

3.   Report to the Board of Directors

     The Proxy Voting Officer shall compile and present to the Board an annual report of all proxy solicitations received by the Fund, including for each proxy solicitation, (i) the name of the issuer, (ii) the exchange ticker symbol for the security, (iii) the CUSIP number, (iv) the shareholder meeting date; (iv) a brief identification of the matter voted on, (v) whether the matter was proposed by the management or by a security holder; (vi) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (vii) how the vote was cast (i.e., for or against the proposal); (viii) whether the vote was cast for or against management; and (ix) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner. The report shall also include a summary of all transactions which, in the Proxy Voting Officer's reasonable opinion, presented a potential conflict of interest, and a brief explanation of how each conflict was resolved.

4.   Responding to Fund Shareholders' Request for Proxy Voting Disclosure

     Consistent with this Policy, the Company shall, not later than July 31 of each year, submit a complete record of its proxy voting record to be filed with the Securities and Exchange Commission for the twelve-month period ending June 30th of such year on SEC Form N-PX. In addition, the Proxy Voting Officer shall make the Fund's proxy voting record available to any Fund shareholder who may wish to review such record through the Company's website. The Company's website shall notify shareholders of the Fund that the Fund's proxy voting record and a copy of this Policy is available, without charge, to the shareholders by calling the Company's toll-free number as listed in its current prospectus. The Company shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

5.   Record Keeping

In connection with this Policy, the Proxy Voting Officer shall maintain a record of the following:

o copies all proxy solicitations received by the Fund, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date;

o a reconciliation of the proxy solicitations received and number of shares held by the Fund in the soliciting issuer;

o the analysis undertaken to ensure that the vote cast is consistent with this Policy;

o copies, if any, of any waiver request submitted to the Board along with the Board's final determination relating thereto;

o copies, if any, of all documents submitted to the Board relating to conflict of interest situations along with the Board's final determinations relating thereto;

o copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

o    copies of all votes cast;

o    copies of all quarterly summaries presented to the Board; and

o copies of all shareholder requests for the Fund's proxy voting record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Company pursuant to applicable rules and regulations promulgated under the 1940 Act.




22146.0001 #557449

                                     PART C

                                OTHER INFORMATION

ITEM 23. FINANCIAL STATEMENTS AND EXHIBITS

(a)  ARTICLES  OF   INCORPORATION---   Incorporated  by  reference  to  Original
Registration Statement on Form N-1A, filed on October 6, 1999

(b) BY-LAWS--- Incorporated by reference to Original Registration Statement on Form N-1A, filed on October 6, 1999

(c) INSTRUMENTS DEFINING RIGHTS OF SHAREHOLDERS--- NONE, SEE ARTICLES OF INCORPORATION

(d) INVESTMENT ADVISORY CONTRACTS --- Incorporated by reference to Original Registration Statement on Form N-1A, filed on October 6, 1999

(e)   UNDERWRITING   CONTRACTS  ---   Incorporated   by  reference  to  Original
Registration Statement on Form N-1A, filed on October 6, 1999

(f) BONUS OR PROFIT SHARING CONTRACTS --- None

(g)  CUSTODIAN   AGREEMENTS  ---  Incorporated  by  reference  to  Pre-effective amendment # 1 to Original Registration Statement on Form N-1A, filed on December 6, 1999

(h) OTHER MATERIAL CONTRACTS ---

     (1) Operating Services Agreement--- Incorporated by reference to Original Registration Statement on Form N-1A, filed on October 6, 1999.

     (2) Mutual Fund Services Agreement--- Incorporated by reference from post-effective amendment #6 to the Registration Statement on Form N-1A, filed on February 3, 2003.

(i) LEGAL OPINION & CONSENT --- Filed herewith.

(j) OTHER OPINIONS Independent Auditors' Consent: Filed herewith.

(k) OMITTED FINANCIAL STATEMENTS --- None

(l) INITIAL CAPITAL AGREEMENTS --- Incorporated by reference to Pre-effective amendment # 2 to Original Registration Statement on Form N-1A, filed on December 29, 1999

(m) RULE 12B-1 PLAN --- Incorporated by reference to Post-effective amendment # 1 to Original Registration Statement on Form N-1A, filed on October 16, 2000

(n) RULE 18f-3 PLAN --- Not Applicable

(o) RESERVED

(p) CODES OF ETHICS--- Incorporated by reference from post-effective amendment #6 to the Registration Statement on Form N-1A, filed on February 3, 2003

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Fund.

ITEM 25. INDEMNIFICATION

(a) General. The Articles of Incorporation (the Articles) of the Corporation provide that to the fullest extent permitted by Maryland and federal statutory and decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or the holders of shares for money damages for breach of fiduciary duty as a director and each director and officer shall be indemnified by the Corporation; provided, however, that nothing herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or the holders of shares to which such director or officer would otherwise be subject by reason of breach of the director's or officer's duty of loyalty to the Corporation or its stockholders, for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law or for any transaction from which the director derived any improper personal benefit.

The By-Laws of the Corporation, Article VI, provide that the Corporation shall indemnify to the fullest extent required or permitted under Maryland law or The Investment Company Act of 1940, as either may be amended from time to time, any individual who is a director or officer of the Corporation and who, by reason of his or her position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a Proceeding) against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law or the Investment Company Act of 1940.

(b) Disabling Conduct. No director or officer shall be protected against any liability to the Corporation or its shareholders if such director or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as Disabling Conduct).

Article 2-418 of the General Corporation Laws of Maryland provides that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither interested persons of the Corporation as defined in
Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(c) Standard of Conduct. The Corporation may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or
(ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) Required Indemnification. A director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) Advance Payment. The Corporation may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. Such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Corporation shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither interested persons of the
Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(f) Insurance. To the fullest extent permitted by Maryland law and Section 17(h) of the Investment Company Act of 1940, the Corporation may purchase and maintain insurance on behalf of any officer or director of the Corporation, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Corporation would have the power to indemnify him or her against such liability.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

None.

ITEM 27. PRINCIPAL UNDERWRITER

The Fund currently distributes it own shares.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books and records of the Fund, other than the accounting and transfer agency (including dividend disbursing) records, are maintained by the Fund at 51 JFK Parkway, Short Hills, NJ 07078. The Fund's accounting and transfer agency records are maintained at Citco Mutual Fund Services, Inc., 83 General Warren Boulevard, Suite 200, Malvern PA, 19355.

ITEM 29. MANAGEMENT SERVICES

None

ITEM 30. UNDERTAKINGS

None

OTHER EXHIBITS:

     Powers of Attorney for: Joel L. Uchenick, Avivith Oppenheim, and Leigh Walters --- Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ("1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized in Short Hills, NJ on the 28th day of March, 2005.

FAIRHOLME FUNDS, INC.


                             /s/ Bruce R. Berkowitz
                             ----------------------
                             By: BRUCE R. BERKOWITZ
                                 President


Pursuant to the requirements of the 1933 Act, this Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

                              FAIRHOLME FUNDS, INC.


NAME                              TITLE                    DATE


 /s/ Bruce R. Berkowitz           President &              March 28, 2005
-----------------------           Director
BRUCE R. BERKOWITZ


/s/ Keith Trauner                 Secretary/               March 28, 2005
-----------------                 Treasurer Director
KEITH TRAUNER


/s/ Joel L. Uchenick*             Director                 March 28, 2005
---------------------
JOEL L. UCHENICK


/s/ Avivith Oppenheim, Esq.*      Director                 March 28, 2005
----------------------------
AVIVITH OPPENHEIM, ESQ.


/s/ Leigh Walters, Esq.*          Director                 March 28, 2005
------------------------
 LEIGH WALTERS, ESQ.


*By: /s/ Keith Trauner
---------------------
Keith Trauner
Attorney-in-Fact

                                    EXHIBITS

Exhibit No.              Description

(i)                      Legal Opinion and Consent

(j)                      Consent of Independent Registered
                         Public Accounting Firm

Other Exhibits           Powers of Attorney for Joel L. Uchenick,
                         Avivith Oppenheim, and Leigh Walters










22146.0001 #557361